Rule 497(d)


                                    FT 619

                Dow Jones Global Titanssm Portfolio, Series 5

              Supplement to the Prospectus dated March 12, 2002

      Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

July 3, 2002